Financing Arrangements	3 Months Ended
Mar. 29, 2015
Transfers and Servicing [Abstract]
Financing Arrangements
Financing Arrangements

On May 28, 2014, Heinz entered into an amendment of the $175 million U.S. accounts receivable securitization program that extended the term until May 27, 2015. As a result of the amendment, the limit has been reduced to $150 million and Heinz now accounts for transfers of receivables pursuant to this program as a sale and removes them from the consolidated balance sheet. For the sale of receivables under the program, Heinz receives cash consideration of up to $150 million and a receivable for the remainder of the purchase price (the "Deferred Purchase Price"). Prior to this amendment and subsequent to a May 31, 2013 amendment, Heinz accounted for transfers of receivables pursuant to this program as secured borrowings, and the receivables sold pursuant to this program were included on the balance sheet as trade receivables, along with the Deferred Purchase price.

On August 29, 2014, Heinz entered into a new $70 million Australian dollar and $50 million New Zealand dollar accounts receivable factoring program with a bank, replacing an existing arrangement with a different bank. These limits are net of the Deferred Purchase Price. This is a one year agreement that automatically continues after one year until either Heinz or the bank decides to terminate it. Heinz accounts for transfers of receivables pursuant to this program as a sale, and removes them from the consolidated balance sheet. For the sale of receivables under the program, Heinz receives cash consideration of up to $70 million Australian dollars and $50 million New Zealand dollars and a receivable for the Deferred Purchase Price.

On December 18, 2014, Heinz entered into a new £90 million and €35 million European accounts receivable factoring program. Heinz accounts for transfers of receivables pursuant to this program as a sale, and it removes them from the consolidated balance sheet. For the sale of receivables under the program, Heinz receives cash consideration of up to ninety-five percent of the £90 million and €35 million facilities and records a receivable from the bank (Deferred Purchase Price) for the remainder.

The cash consideration and carrying amount of receivables removed from the consolidated balance sheets in connection with the above programs were $264 million and $284 million as of March 29, 2015 and December 28, 2014, respectively. The fair value of the Deferred Purchase Price was $153 million and $161 million as of March 29, 2015 and December 28, 2014, respectively. The Deferred Purchase Price is included as a trade receivable on the consolidated balance sheets and has a carrying value which approximates fair value as of March 29, 2015 and December 28, 2014 due to the nature of the short-term underlying financial assets. The proceeds from these sales are recognized on the statements of cash flows as a component of operating activities. Heinz acts as servicer for these arrangements. Heinz has not recorded any servicing assets or liabilities as of March 29, 2015 and December 28, 2014 for these arrangements because they were not material to the financial statements.